SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            December 5, 2002
                                                       -------------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       001-25621                77-0460084
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)



   5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                 94568
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    (Address of Principal Executive Offices)                      (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On December 5, 2002, E-LOAN, Inc. (the "Company") issued a press release announcing that it extended the increases to its warehouse line commitments with WarehouseBank, a unit of GMAC Bank ("GMAC") and Greenwich Capital Financial Products ("Greenwich"), which were set to expire in October and November 2002, respectively. As a result of the extensions, the increases will remain in effect through the scheduled warehouse line expiration dates in September 2003 and March 2003, respectively. The Company had increased its warehouse line of credit with GMAC from $70 million to $150 million and with Greenwich from $300 million to $425 million. The extensions of these increases were made pursuant to a Tenth Modification Agreement dated September 30, 2002 and an Amendment Number Three to Master Loan Agreement dated November 26, 2002, which are incorporated herein by reference. A copy of the press release referenced above is attached as Exhibit
99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS


Exhibit 10.1(1) Tenth Modification Agreement with GMAC Bank dated September 30, 2002.

Exhibit 10.2 Amendment Number Three to Master Loan and Security Agreement with Greenwich Capital Financial Products, Inc. dated November 26, 2002.

Exhibit 99.1        Press Release dated December 5, 2002, entitled "E-LOAN, Inc.
                    Supports Growth by Renewing Warehouse Line Capacity
                    Increase."

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(1) Filed with Quarterly Report on Form 10-Q (FQE 9/30/02) on November 14, 2002
as Exhibit 10.41.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                  E-LOAN, INC.


Date:  December 10, 2002          By:   /s/  Matthew Roberts
                                     -------------------------------------------
                                      Matthew Roberts
                                      Chief Financial Officer

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                                  EXHIBIT INDEX


    Exhibit No.      Description                                                                         Page No.
    -----------      -----------                                                                         --------

      10.2           Amendment Number Three to Master Loan and Security Agreement with Greenwich           10.2-1
                     Capital Financial Products, Inc. dated November 26, 2002.

      99.1           Press Release dated December 5, 2002, entitled "E-LOAN, Inc. Supports Growth by       99.1-1
                     Renewing Warehouse Line Capacity Increase."
